Other assets (Tables)	12 Months Ended
Dec. 31, 2024
Other Assets [Abstract]
Schedule of Other Assets
Other assets consisted of the following as of December 31, 2024 and 2023:

	As of December 31,
	2024	2023
Loans receivable, net of allowance for credit losses (a)	$595,640	$654,925
Straight-line rents, prepaid expenses and other	592,032	692,521
Notes receivable, net of allowance for credit losses (b)	401,989	663,644
Lease incentives	133,660	152,056
Inventory	90,915	85,668
Derivative assets (Note 12)	81,770	130,614
Investments	76,756	87,055
Operating lease right of use assets, net (Note 17)	45,970	57,009
Other receivables, net	583,306	493,032
	$2,602,038	$3,016,524

(a)As of December 31, 2024, and 2023, we had an allowance for credit losses on loans receivable of $0.5 million and $1 million, respectively. Refer to Note 27—Allowance for credit losses for further details. During the years ended December 31, 2024, 2023 and 2022, we recognized interest income from loans receivable, net of allowance for credit losses of $55 million, $35 million and $26 million, respectively, included in other income.
(b)As of December 31, 2024 and December 31, 2023, we had an allowance for credit losses on notes receivable of $200 million and $24 million, respectively. Refer to Note 27—Allowance for credit losses for further details.